UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2005

STANDARD PACIFIC CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10959	33-0475989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15326 Alton Parkway Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 789-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On May 10, 2005, the Stockholders of the Standard Pacific Corp. (the “Company”) approved the Standard Pacific Corp. 2005 Stock Incentive Plan (the “2005 Plan”). A copy of the 2005 Plan was attached as Exhibit 10.1 to the Company’s Form 8-K, filed with the Securities and Exchange Commission (the “Commission”) on May 11, 2005.

The 2005 Plan provides that from time to time the administrator of the plan may grant awards under the plan. Attached hereto as Exhibits 10.1 to 10.6 and incorporated by reference herein are the forms of award agreements intended to be used by the Company in connection with grants under the 2005 Plan and future stock incentive plans.

Item 7.01	Regulation FD Disclosure.

On July 27, 2005, the Board of Directors of the Company approved the delisting of the Company’s common stock, par value $.01, per share (the “Common Stock”) from the Pacific Exchange (the “Pacific Exchange”), and proceedings have been initiated to delist the Common Stock from the Pacific Exchange. The Company’s Common Stock will continue to be listed on the New York Stock Exchange.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit Number	Description of Exhibit
10.1	Standard Terms and Conditions for Non-Qualified Stock Options to be used in connection with the Company’s Stock Incentive Plans

10.2	Standard Terms and Conditions for Incentive Stock Options to be used in connection with the Company’s Stock Incentive Plans

10.3	Standard Terms and Conditions for Non-Employee Director Non-Qualified Stock Options to be used in connection with the Company’s Stock Incentive Plans.

10.4	Form of Performance Share Award Agreement to be used in connection with the Company’s Stock Incentive Plans

10.5	Form of Restricted Share Award Agreement to be used in connection with the Company’s Stock Incentive Plans

10.6	Form of Restricted Share Award Agreement for Non-Employee Directors to be used in connection with the Company’s Stock Incentive Plans

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 16, 2005

STANDARD PACIFIC CORP.

By:	/s/ ANDREW H. PARNES
Name:	Andrew H. Parnes
Its:	Executive Vice President-Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
10.1	Standard Terms and Conditions for Non-Qualified Stock Options to be used in connection with the Company’s Stock Incentive Plans

10.2	Standard Terms and Conditions for Incentive Stock Options to be used in connection with the Company’s Stock Incentive Plans

10.3	Standard Terms and Conditions for Non-Employee Director Non-Qualified Stock Options to be used in connection with the Company’s Stock Incentive Plans.

10.4	Form of Performance Share Award Agreement to be used in connection with the Company’s Stock Incentive Plans

10.5	Form of Restricted Share Award Agreement to be used in connection with the Company’s Stock Incentive Plans

10.6	Form of Restricted Share Award Agreement for Non-Employee Directors to be used in connection with the Company’s Stock Incentive Plans

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